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                                                                     EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Metro-Goldwyn-Mayer Inc.:

  As independent public accountants, we hereby consent to the incorporation of our report dated February 4, 2002 included in Metro-Goldwyn-Mayer Inc.'s Form 10-K for the fiscal year ended December 31, 2001 into Metro-Goldwyn-Mayer Inc.'s previously filed Registration Statements File Nos. 333-52953, 333-83823, 333-82775, 333-35950 and 333-60903.

ARTHUR ANDERSEN LLP

Los Angeles, California
February 4, 2002